                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-09373

                      Oppenheimer Senior Floating Rate Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: July 31

                      Date of reporting period: 04/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
CORPORATE LOANS--91.4%
CONSUMER DISCRETIONARY--27.2%
AUTO COMPONENTS--0.7%
Dana Corp., Sr. Sec. Credit Facilities Term Loan,
4.50%-4.58%, 1/30/15(1)                                     $ 11,879,464   $   11,797,792
AUTOMOBILES--2.4%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B1, 8/3/13(2)                                         55,455,850          658,538
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.26%-3.56%, 12/16/13(1)                           41,728,385       40,365,704
                                                                           --------------
                                                                               41,024,242
                                                                           --------------
HOTELS, RESTAURANTS & LEISURE--4.4%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 4.75%,
6/8/10(1)                                                      8,860,000        8,682,800
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7/18/11(2)                                          7,875,682        5,657,362
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 7/25/13(2,3)                                        8,000,000          480,000
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit
Facilities Term Loan, Tranche B, 8.50%, 7/13/12(1)             2,477,716        2,458,618
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 4.509%, 5/4/13(1)                          2,395,958        2,238,724
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities
Term Loan, Delayed Draw, 4.501%, 5/4/13(1)                     3,172,583        2,964,382
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien
Term Loan, Tranche B, 2%, 6/30/14(1)                           3,726,804        2,913,120
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien
Term Loan, Delayed Draw, 2%, 6/8/14(1)                         1,907,108        1,490,724
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, Tranche 2L, 3.53%, 12/31/14(1)                      7,000,000        2,975,000
Harrah's Operating Co., Inc., Sr. Sec. Credit Facilities
Term Loan:
Tranche B1, 3.316%, 1/28/15(1)                                 4,554,229        4,014,125
Tranche B2, 3.316%, 1/28/15(1)                                 4,890,018        4,313,744
Tranche B3, 3.29%-3.316%, 1/28/15(1)                           2,567,723        2,256,846
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, Tranche B, 2.05%, 5/23/14(1)               7,034,476        6,662,971
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 2.05%, 5/8/14(1)                           3,290,816        3,117,021
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche E, 7%, 2/21/14(1)                           9,965,680        9,106,140
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.063%, 5/5/13(1)                                        5,504,256        5,066,866
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities
Term Loan:
Tranche A, 10.038%, 2/5/13(1,4)                                  315,223          300,250
Tranche B, 2.347%, 3/1/15(1,4)                                   657,545          493,159
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term
Loan:
Tranche B Add-on, 4.80%, 5/25/13(1)                            1,003,387          991,076


                    1 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Tranche B, 4.80%, 5/25/13(1)                                $  1,401,994   $    1,384,793
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 4.80%, 5/25/11(1)                          6,168,378        6,092,698
                                                                           --------------
                                                                               73,660,419
                                                                           --------------
HOUSEHOLD DURABLES--0.4%
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 3/5/15(2,4)                                    4,039,544        3,009,461
Springs Window Fashions Division, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 3.063%, 12/30/12(1)           4,116,355        3,946,555
                                                                           --------------
                                                                                6,956,016
                                                                           --------------
MEDIA--17.4%
Advanstar Communications, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 2.54%, 5/15/14(1)               6,569,690        5,058,661
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 5%, 10/8/16(1)                      9,000,000        8,955,000
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 6.24%, 5/15/13(1,4,5)                        17,441,574        8,284,748
American Media Operations, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 9.863%, 1/30/13(1)           12,717,187       12,351,568
Cengage Learning Holdings II LP, Sr. Sec. Credit
Facilities Incremental Term Loan, 7.50%, 7/3/14(1)             3,954,584        3,999,073
Cequel Communications LLC, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 4.749%-4.792%, 5/5/14(1)                  16,950,000       17,017,800
Charter Communications Operation LLC, Sr. Sec. Credit
Facilities 3rd Lien Term Loan, 2.752%, 9/1/14(1)              13,835,938       12,878,947
Charter Communications, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche T2 Add-On, 7.151%, 3/6/14(1)               10,854,430       11,057,951
Cinram International, Inc., Sr. Sec. Credit Facilities
Term Loan, 2.25%, 5/6/11(1)                                   18,098,409       15,293,155
Clear Channel Communications, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 3.923%,
1/29/16(1)                                                    11,922,126        9,981,061
Entercom Communications Corp. LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche A, 1.39%,
6/30/12(1)                                                     3,588,378        3,456,803
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.397%-7.50%, 7/14/15(1)                13,670,579       13,619,205
Gray Television, Inc., Sr. Sec. Credit Facilities Term
Loan, 3.80%-8.63%, 12/31/14(1)                                13,107,208       12,896,562
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 2.499%, 8/5/12(1,6)                10,238,186        9,783,867
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche A, 4.75%-4.752%, 3/29/13(1)                 9,211,723        8,279,036
Mediacom Communications Corp., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche E, 3%, 10/20/17(1)      5,000,000        5,004,690
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche FA, 3%,
10/20/17(1)                                                   10,000,000       10,007,500
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec.
Credit Facilities Term Loan, Tranche E, 3.50%, 1/3/16(1)       2,842,767        2,860,534


                    2 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
MEDIA CONTINUED
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 12.575%-14.45%, 11/15/13(1,4)                         $ 26,576,303   $   22,589,858
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit
Facilities Term Loan:
Tranche B Add-on, 4/8/12(2)                                    8,266,250        3,838,640
Tranche B, 4/8/12(2)                                          20,191,731        9,376,535
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term
Loan, Tranche B, 4.76%, 8/1/14(1,4)                           24,586,856       18,686,010
Philadelphia Newspapers, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 6/29/13(2)                    2,444,102          690,459
Sinclair Broadcast Group, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 6.50%,
10/16/15(1)                                                    7,393,939        7,481,742
Six Flags, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 4%, 6/30/16(1)                                      9,505,000        9,525,797
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien
Term Loan:
Tranche A, 8%, 9/28/14(1)                                      1,611,645        1,466,597
Tranche B, 8%, 9/28/14(1,4)                                    1,074,430          977,731
Univision Communications, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 2.25%-2.54%, 9/29/14(1)         4,566,762        4,171,737
Wide Open West Finance LLC, Sr. Sec. Credit Facilities
1st Lien Incremental Term Loan, 6.807%-8.63%, 6/18/14(1)       2,246,274        2,262,771
Wide Open West Finance LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 2.749%-4.685%, 6/30/14(1)         559,615          531,460
Wide Open West Finance LLC, Sr. Sec. Credit Facilities
Term Loan, 6.751%-6.771%, 6/18/14(1)                           4,360,414        4,392,437
Young Broadcasting, Inc., Sr. Sec. Credit Facilities
Term Loan, 11/3/12(2,3)                                       35,499,313       33,990,593
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term
Loan, Tranche B, 7.50%, 6/18/15(1)                             5,012,294        5,087,478
                                                                           --------------
                                                                              295,856,006
                                                                           --------------
MULTILINE RETAIL--0.8%
General Growth Properties, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche A, 2/24/10(2,3)                 12,402,011       12,857,401
SPECIALTY RETAIL--1.0%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit
Facilities Term Loan, 2.51%-4.438%, 5/28/13(1)                 6,600,915        6,328,627
Claire's Stores, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 2.75%, 5/29/14(1)                   4,574,278        4,103,781
Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 3.25%, 11/12/15(1)                  6,730,000        6,790,092
                                                                           --------------
                                                                               17,222,500
                                                                           --------------
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.25%, 12/10/15(1)                                  1,842,499        1,865,525


                    3 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
CONSUMER STAPLES--3.1%
FOOD & STAPLES RETAILING--0.5%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche 2, 2%-2.03%, 6/4/14(1)                              $  2,729,088   $    2,532,692
Tranche 4, 9.50%, 6/4/15(1)                                    6,500,000        6,797,915
                                                                           --------------
                                                                                9,330,607
                                                                           --------------
FOOD PRODUCTS--1.9%
American Seafoods Group LLC, Sr. Sec. Credit Facilities
Term Loan:
Tranche B1, 4.023%, 9/28/12(1)                                 2,140,060        2,131,367
Tranche B2, 4.023%, 9/30/12(1)                                   558,436          556,168
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan:
Tranche B1, 5%-5.50%, 2/1/17(1)                                2,941,176        2,976,470
Tranche C1, 5%-5.50%, 2/1/17(1)                                7,305,148        7,392,808
Dole Food Co., Inc., Sr. Sec. Credit Facilities
Prefunded Letter of Credit Term Loan, 8%, 4/12/13(1)             925,299          936,403
Pierre Foods, Inc., Sr. Sec. Credit Facilities Term
Loan, 7%, 2/17/16(1)                                           5,399,999        5,449,501
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 2.999%, 4/2/14(1)                       13,092,823       12,778,229
                                                                           --------------
                                                                               32,220,946
                                                                           --------------
PERSONAL PRODUCTS--0.7%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 9.863%, 3/5/15(1)                                        6,507,014        6,051,523
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6%, 8/15/15(1)                                           5,625,001        5,606,899
                                                                           --------------
                                                                               11,658,422
                                                                           --------------
ENERGY--3.7%
ENERGY EQUIPMENT & SERVICES--1.3%
Precision Drilling Trust, Sr. Sec. Credit Facilities
Term Loan, Tranche B1, 9.123%, 9/23/14(1)                      7,817,590        7,876,222
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities
Term Loan:
Tranche I-A, 7.644%, 4/20/17(1)                                1,638,000        1,637,744
Tranche I-M, 7.644%, 4/20/17(1)                                1,000,500        1,000,344
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities
Term Loan, 7.644%, 4/20/17(1)                                 12,361,500       12,359,572
                                                                           --------------
                                                                               22,873,882
                                                                           --------------
OIL, GAS & CONSUMABLE FUELS--2.4%
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.75%, 7/27/14(1)                                  10,347,707       10,344,478
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche D, 6%, 4/3/16(1)                            6,746,100        6,697,616
Targa Resources, Inc., Sr. Sec. Credit Facilities1st
Lien Term Loan, 6%, 12/15/17(1)                                2,310,346        2,321,897
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 4.313%, 5/7/14(1)                                       15,200,000       14,611,000


                    4 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Western Refining, Inc., Sr. Sec. Credit Facilities Term
Loan, 10.603%, 2/8/14(1)                                    $  6,330,564   $    6,219,780
                                                                           --------------
                                                                               40,194,771
                                                                           --------------
FINANCIALS--4.0%
CAPITAL MARKETS--0.8%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities
Term Loan, 3.323%-3.328%, 11/1/14(1)                          13,858,257       12,708,451
                                                                           --------------
CONSUMER FINANCE--1.1%
American General Financial Services Co., Sr. Sec Credit
Facilities 1st Lien Term Loan, 7.25%, 4/16/15(1)              11,000,000       11,033,000
CIT Group, Inc., Sr. Sec. Credit Facilities 1st Lien
Incremental Term Loan, 13%, 1/18/12(1)                         3,948,000        4,044,233
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion
Term Loan, Tranche 2A, 9.50%, 1/18/12(1)                       3,948,000        4,044,233
                                                                           --------------
                                                                               19,121,466
                                                                           --------------
INSURANCE--1.0%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 7%, 3/5/16(1)                                3,807,692        3,861,952
International Lease Finance Co., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B1, 6.75%,
2/23/15(1)                                                     5,192,308        5,300,048
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities      10,472,958        8,378,366
1st Lien Term Loan, 2.588%, 4/3/14(1)
                                                                           --------------
                                                                               17,540,366
                                                                           --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Delayed Draw, Tranche B, 13.315%, 10/15/17(1)            8,155,000        9,199,859
                                                                           --------------
THRIFTS & MORTGAGE FINANCE--0.6%
Green Tree Credit Solutions, Sr. Sec. Credit Facilities
Term Loan, 8%, 12/10/15(1)                                    10,157,700       10,132,306
                                                                           --------------
HEALTH CARE--9.7%
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 2.273%, 4/30/13(1)                             2,666,133        2,599,956
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 5.523%, 9/26/13(1)                             5,000,000        4,745,835
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan,
7.25%, 2/1/15(1)                                               7,481,250        7,406,437
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 3.273%, 10/31/14(1)                           8,805,649        8,589,179
                                                                           --------------
                                                                               23,341,407
                                                                           --------------
HEALTH CARE PROVIDERS & SERVICES--8.1%
Alliance HealthCare Services, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 5.50%, 6/1/16(1)                4,987,500        4,991,654
Ardent Health Services LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 6.50%, 7/19/15(1)                         10,000,000        9,897,500


                    5 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15(1)    $  3,200,000   $    3,152,000
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15(1)       3,200,000        3,152,000
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.671%, 3/2/15(1)                              6,019,628        6,019,628
Community Health Systems, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 2.502%, 7/2/14(1)            11,331,245       11,030,231
Community Health Systems, Inc., Sr. Sec. Credit
Facilities Term Loan, Delayed Draw, 2.502%, 7/2/14(1)            580,258          564,844
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.50%, 8/10/12(1)                              6,750,324        6,581,566
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 3.54%, 3/31/17(1)                            3,675,729        3,656,586
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 2.54%, 11/18/13(1)                                          6,741,137        6,568,820
HEALTHSOUTH Corp., Extended Sr. Sec. Credit Facilities
Term Loan, 4.01%-4.05%, 3/15/14(1)                             4,057,378        4,060,757
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan,
2.51%-2.55%, 3/10/13(1)                                        4,929,726        4,852,699
Health Management Associates, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 2.04%, 2/28/14(1)             5,698,287        5,528,763
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 1.79%, 11/15/13(1)                                  8,514,000        8,088,300
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.773%, 10/18/14(1)                                11,700,029       11,524,529
MultiPlan, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche D, 6%, 4/12/13(1)                             950,000          952,672
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 3.563%, 4/15/13(1)                                  2,829,550        2,787,106
Tranche C, 3.563%, 4/12/13(1)                                  5,621,521        5,537,198
Quintiles Transnational Corp., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 2.30%,
3/31/13(1)                                                     8,372,533        8,239,970
Quintiles Transnational Corp., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 4.30%, 3/31/14(1)               1,000,000          990,000
RehabCare Group, Inc., Sr. Sec. Credit Facilities1st
Lien Term Loan, Tranche B, 6%, 11/3/15(1)                      6,982,500        7,026,141
Rural/Metro Operating Corp., Sr. Sec. Credit Facilities
Term Loan, 7%, 11/20/14(1)                                     2,992,500        3,014,943
SouthernCare, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 13.562%, 12/10/10(1)                          9,550,815        5,443,964
Vanguard Health Systems, Inc., Sr. Sec Credit Facilities
1st Lien Term Loan, Tranche B, 5%, 1/15/16(1)                  7,500,000        7,539,060
Warner Chilcott plc, Sr. Sec. Credit Facilities Term
Loan:
Tranche A, 5.50%, 10/30/14(1)                                  2,743,220        2,750,501
Tranche B1, 5.75%, 4/30/15(1)                                  1,262,585        1,266,396


                   6 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Tranche B2, 5.75%, 4/30/15(1)                               $  2,102,432   $    2,108,779
                                                                           --------------
                                                                              137,326,607
                                                                           --------------
PHARMACEUTICALS--0.2%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.513%, 4/10/14(1)                            4,701,654        4,484,202
                                                                           --------------
INDUSTRIALS--21.3%
AEROSPACE & DEFENSE--4.4%
AM General LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.249%-3.271%, 9/30/13(1)                           6,918,412        6,468,715
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.002%, 2/21/13(1)              6,207,882        5,618,133
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 8.75%, 9/16/13(1)                              4,726,250        4,807,778
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche A, 10.50%, 3/26/14(1)                 11,940,000       12,014,625
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, 9.16%, 12/30/12(1,4)                      18,684,400       17,843,602
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 11.31%, 6/30/13(1,4)                       8,838,686        7,822,237
United Air Lines, Inc., Sr. Sec. Credit Facilities Term
Loan, 2.313%-2.375%, 2/3/14(1)                                22,692,607       20,956,623
                                                                           --------------
                                                                               75,531,713
                                                                           --------------
AIR FREIGHT & LOGISTICS--1.2%
Evergreen International Aviation, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 10.41%, 10/31/11(1,4)          21,368,677       20,086,556
                                                                           --------------
BUILDING PRODUCTS--1.0%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien
Exit Term Loan, 5%, 1/21/16(1)                                 9,900,000        9,862,875
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan,
7.397%, 5/11/13(1)                                             1,158,918          985,080
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 2/6/11(2)                                  3,640,440          928,312
Summit Materials LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 6.75%, 7/7/14(1)                               4,345,000        4,325,991
United Subcontractors, Inc., Sr. Sec. Credit Facilities
Term Loan, 6/30/15(2)                                            930,225          830,226
                                                                           --------------
                                                                               16,932,484
                                                                           --------------
COMMERCIAL SERVICES & SUPPLIES--7.3%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.658%, 1/29/15(1)                       7,881,081        7,954,967
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.249%-3.25%, 7/3/14(1)                       9,964,925        9,865,963
Avis Budget Car Rental LLC, Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, 5.75%, 4/19/14(1)               2,945,276        2,945,276
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche C, 6%, 7/31/15(1)                  4,788,000        4,808,349


                    7 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Bright Horizons LP, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.397%, 5/21/15(1)                         $  8,330,652   $    8,375,279
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 3.263%, 11/9/14(1)                                       5,000,000        4,728,125
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-2, 3.032%-3.04%, 9/24/14(1)                          9,263,642        8,338,306
Tranche B-3, 3.032%-3.04%, 9/24/14(1)                          2,407,563        2,167,710
Information Solutions, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 4.75%, 3/2/16(1)                4,200,000        4,230,190
Language Line Holdings LLC, Sr. Sec. Credit Facilities
Term Loan, 5.50%, 10/29/15(1)                                  8,379,000        8,427,875
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 10%, 6/22/13(1)                            1,828,851        1,709,976
New Customer Service, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, 6%, 3/5/16(1)                             10,999,999       10,971,355
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities Term
Loan, 3.252%-3.338%, 7/1/14(1)                                   952,852          924,743
Rental Service Corp., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 3.50%, 11/15/12(1)                             2,000,000        1,948,000
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term
Loan, 2.273%-2.338%, 9/30/14(1)                                8,075,778        7,694,707
Travelport LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 10.50%, 8/23/13(1)                                    992,500          999,311
Travelport LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche T1, 2.79%, 8/23/13(1)                    5,954,082        5,807,462
U.S. Investigations Services, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 3.271%, 2/21/15(1)           12,264,257       11,467,080
West Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B4, 4.125%-4.182%, 7/15/16(1)                    6,899,086        6,877,528
West Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B2, 2.625%-2.682%, 10/24/13(1)                         4,000,448        3,910,113
Workflow Management, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 9.15%, 10/17/10(1,4)           12,806,179       10,565,097
                                                                           --------------
                                                                              124,717,412
                                                                           --------------
CONSTRUCTION & ENGINEERING--0.3%
Custom Building Products, Sr. Sec. Credit Facilities
Term Loan, 5.75%, 3/19/15(1)                                   4,347,458        4,355,609
                                                                           --------------
ELECTRICAL EQUIPMENT--1.6%
Freescale Semiconductor Holdings, Inc., Extended Sr.
Sec. Credit Facilities 1st Lien Term Loan, 4.499%,
12/1/16(1)                                                    19,751,671       19,017,837
Reynolds & Reynolds Co. (The), Sr. Sec. Credit
Facilities 1st Lien Term Loan, 5.25%, 4/1/17(1)                7,500,000        7,500,000
                                                                           --------------
                                                                               26,517,837
                                                                           --------------
INDUSTRIAL CONGLOMERATES--1.7%
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities
Term Loan, Tranche B, 4.76%, 3/31/12(1)                       11,110,418       11,078,009


                    8 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
INDUSTRIAL CONGLOMERATES CONTINUED
Precision Partners, Inc., Sr. Sec. Credit Facilities
Term Loan, 8.63%, 10/1/13(1,6)                              $ 25,092,186   $   17,313,609
                                                                           --------------
                                                                               28,391,618
                                                                           --------------
MACHINERY--1.6%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.252%, 5/31/14(1)                                  3,635,951        3,379,162
Bucyrus International, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche C, 4.50%, 12/21/16(1)              3,065,000        3,067,875
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities
Term Loan, Tranche B, 3.50%-7.50%, 8/21/14(1)                  7,412,940        7,442,066
Veyance Technologies, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, 2.76%-3.04%, 7/2/14(1)                    14,057,390       12,628,218
Veyance Technologies, Inc., Sr. Sec. Credit Facilities
Term Loan, Delayed Draw, 2.50%-2.76%, 7/2/14(1)                1,719,368        1,544,564
                                                                           --------------
                                                                               28,061,885
                                                                           --------------
ROAD & RAIL--2.2%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 8.25%, 5/10/14(1)                             18,239,325       17,796,164
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit
Facilities Term Loan, 6.50%-8.66%, 10/12/14(1)                20,640,693       18,886,233
                                                                           --------------
                                                                               36,682,397
                                                                           --------------
INFORMATION TECHNOLOGY--3.5%
IT SERVICES--2.2%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.53%-3.55%, 12/20/12(1)                            8,580,076        8,429,924
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan,
2.51%, 5/17/13(1)                                             15,491,899       14,756,034
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term
Loan, 6.50%, 12/9/15(1)                                        2,679,286        2,692,682
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term
Loan, 10.25%, 12/15/16(1)                                      3,535,000        3,632,213
Dupont Fabros Technology LP, Sr. Sec. Credit Facilities
1st Lien Term Loan, 5.75%, 12/2/14(1)                          7,000,000        7,227,500
                                                                           --------------
                                                                               36,738,353
                                                                           --------------
OFFICE ELECTRONICS--0.3%
CDW Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4%, 10/10/14(1)                               5,000,000        4,677,680
                                                                           --------------
SOFTWARE--1.0%
Allen Systems Group, Inc., Sr. Sec. Credit Facilities
Term Loan, 8.384%, 10/19/13(1)                                 4,740,000        4,785,921
Verint Systems, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 3.54%, 5/9/14(1)                             12,994,921       12,518,437
                                                                           --------------
                                                                               17,304,358
                                                                           --------------


                    9 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
MATERIALS--9.8%
CHEMICALS--5.0%
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Debtor in Possession, Tranche A, 6%, 3/22/11(1)       $  7,644,000   $    7,701,330
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan:
Tranche C1-B, 4.063%, 5/5/15(1)                                2,712,539        2,618,731
Tranche C2-B, 4.063%, 5/5/15(1)                                1,126,973        1,087,999
Tranche C5-B, 4.063%, 5/5/15(1)                                3,787,300        3,597,935
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche C4-B, 4%, 5/5/15(1)              5,249,927        5,066,179
Huntsman International LLC, Sr. Sec. Credit Facilities
Term Loan:
Tranche B, 2.016%, 4/19/14(1)                                  1,361,490        1,313,696
Tranche B, 2.078%, 4/19/14(1)                                  2,531,809        2,442,932
Ineos Group Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.501%, 12/16/13(1)                                 2,500,000        2,500,783
Tranche C, 8.001%, 12/14/14(1)                                 2,500,000        2,500,783
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term
Loan, Debtor in Possession, 1.50%-13%, 6/3/10(1)               5,000,000        5,162,500
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term
Loan, Roll-Up Debtor in Possession, Tranche T1,
5.799%-6.47%, 6/3/10(1)                                        6,485,120        7,117,419
Lyondell Chemical Co., Sr. Sec. Credit Facilities1st
Lien Exit Term Loan, 4%, 3/14/16(1)                            3,500,000        3,516,849
Momentive Performance Materials, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 2.563%, 12/4/13(1)           14,602,027       13,878,014
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.411%,
5/5/16(1)                                                      3,970,000        4,008,874
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
3.53%-3.59%, 7/30/14(1)                                        2,992,386        2,765,821
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
6.78%, 7/30/15(1)                                             13,110,000       12,148,604
Solutia, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 3/2/17(1)                              3,600,000        3,629,624
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.273%, 10/10/14(1)                                 3,544,247        3,488,425
                                                                           --------------
                                                                               84,546,498
                                                                           --------------
CONSTRUCTION MATERIALS--0.2%
CB Richard Ellis Group, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B1A, 7%, 12/20/15(1)               2,415,000        2,421,038
CONTAINERS & PACKAGING--2.5%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities
1st Lien Term Loan, 6%, 2/18/16(1)                             6,400,000        6,388,000
Anchor Glass Container Corp., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 10%, 8/2/16(1)                             8,000,000        7,960,000
Consolidated Container Co., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 5.75%, 9/28/14(1)                         14,000,000       12,635,000


                   10 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
CONTAINERS & PACKAGING CONTINUED
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term
Loan, Tranche C, 6.75%, 4/5/14(1)                           $  5,913,888   $    5,971,642
Reynolds Packaging Group, Sr. Sec. Credit Facilities
Term Loan, Tranche 1S, 6.25%, 5/5/16(1)                        9,937,500       10,002,094
                                                                           --------------
                                                                               42,956,736
                                                                           --------------
METALS & MINING--1.1%
Aleris International, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 6.50%, 6/30/10(1,4)                        4,218,299        2,088,058
Aleris International, Inc., Sr. Sec. Credit Facilities
Term Loan, 12/19/13(2,3)                                       1,890,661           16,307
Aleris International, Inc., Sr. Sec. Credit Facilities
Term Loan, Debtor in Possession, 13%, 5/13/10(1)               7,207,702        7,410,420
Aleris International, Inc., Sr. Sec. Credit Facilities
Term Loan, Debtor in Possession, 0%, 5/13/10(1,7)              7,869,033        8,090,349
Aleris International, Inc., Sr. Sec. Credit Facilities
Term Loan, German C-1, 12/19/13(2,3)                           2,622,241        1,258,676
                                                                           --------------
                                                                               18,863,810
                                                                           --------------
PAPER & FOREST PRODUCTS--1.0%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated,
Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3/31/09(2)                                                    11,544,068       11,197,746
Smurfit-Stone Container Enterprises, Sr. Sec. Credit
Facilities 1st Lien Exit Term Loan, Tranche B, 0.50%,
1/2/16(1)                                                      6,000,000        6,046,050
                                                                           --------------
                                                                               17,243,796
                                                                           --------------
TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B1, 2.523%-2.54%, 5/31/14(1)               26,293,207       23,985,979
Level 3 Communications, Inc., Sr. Sec. Credit Facilities
Term Loan, 2.513%, 3/16/14(1)                                  4,451,842        4,177,778
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, 5%, 4/9/16(1)                              2,020,000        2,028,838
U.S. Telepacific Corp., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 9.25%, 7/15/15(1)                  10,000,000       10,118,750
                                                                           --------------
                                                                               40,311,345
                                                                           --------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
Intelsat Jackson Holdings Ltd., Sr. Sec. Credit
Facilities Term Loan, 3.292%, 2/1/14(1)                       12,056,576       11,447,719
Skype Technologies, Sr. Sec. Credit Facilities Term
Loan, 7%, 2/2/15(1)                                            1,345,000        1,349,196
                                                                           --------------
                                                                               12,796,915
                                                                           --------------
UTILITIES--6.0%
ELECTRIC UTILITIES--5.3%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%,
6/24/14(1)                                                     7,130,345        7,148,171
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term
Loan, 1/16/15(2)                                              14,374,048       10,672,731


                   11 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
ELECTRIC UTILITIES CONTINUED
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 3.023%-3.04%, 6/28/13(1)                   $ 13,776,221   $   12,992,698
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 3.54%, 3/8/13(1)                                   12,303,954       11,973,285
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 2.04%, 8/16/12(1)                          4,923,229        4,449,368
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 3.79%, 8/16/13(1)                         11,000,000        8,899,000
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities
Letter of Credit Term Loan, 2.023%, 8/16/12(1)                   684,384          618,512
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities
Term Loan, Delayed Draw, 2.04%, 8/16/12(1)                       378,151          341,754
Liberty Electric Power LLC, Sr. Sec. Credit Facilities
Term Loan, 3.29%, 10/30/14(1)                                  7,444,033        7,285,847
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 5.852%, 2/15/15(1,4)                                    12,888,404        9,601,861
Riverside Energy Center LLC/Rocky Mountain Energy Center
LLC, Sr. Sec. Credit Facilities Term Loan, 4.588%,
6/24/11(1)                                                       383,226          383,705
Rocky Mountain Energy Center LLC, Sr. Sec. Credit
Facilities Letter of Credit Term Loan, 4.588%, 6/24/11(1)         38,018           38,065
Rocky Mountain Energy Center LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 4.588%, 6/24/11(1)                149,143          149,329
Texas Competitive Electric Holdings Co. LLC, Sr. Sec.
Credit Facilities Term Loan:
Tranche B1, 3.751%-3.79%, 10/10/14(1)                          3,662,188        3,013,523
Tranche B3, 3.751%-3.79%, 10/10/14(1)                         11,689,591        9,554,616
Texas Competitive Electric Holdings Co. LLC, Sr. Sec.          3,233,750        2,627,625
Credit Facilities Term Loan, Delayed Draw, 3.751%-3.79%,
10/10/14(1)
                                                                           --------------
                                                                               89,750,090
                                                                           --------------
MULTI-UTILITIES--0.5%
Calpine Corp., Sr. Sec. Credit Facilities Exit Term
Loan, 3.165%, 3/29/14(1)                                       4,929,267        4,761,662
Great Point Power, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 3.50%, 2/4/17(1)                                 4,490,000        4,568,575
                                                                           --------------
                                                                                9,330,237
                                                                           --------------
WATER UTILITIES--0.2%
Entegra TC LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Tranche B, 2.79%, 4/19/14(1)                             3,275,971        3,106,030
                                                                           --------------
Total Corporate Loans (Cost $1,585,579,173)                                 1,552,697,590
                                                                           --------------
LOAN PARTICIPATIONS--0.3%
Riverside Energy Center LLC/Rocky Mountain Energy Center
LLC, Sr. Sec. Credit Facilities Term Loan, 4.588%,
6/24/11(1)                                                     3,118,502        3,122,401
Rocky Mountain Energy Center LLC, Sr. Sec. Credit
Facilities Letter of Credit Term Loan, 4.588%, 6/24/11(1)        623,484          624,263


                   12 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount           Value
                                                            ------------   --------------
Rocky Mountain Energy Center LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 4.588%, 6/24/11(1)           $  1,213,648   $    1,215,165
                                                                           --------------
Total Loan Participations (Cost $4,942,838)                                     4,961,829
                                                                           --------------
CORPORATE BONDS AND NOTES--2.9%
Berry Plastics Corp., 5.053% Sr. Sec. Nts., 2/15/15(1)         9,880,000        9,707,100
Berry Plastics Holding Corp., 4.132% Sr. Sec. Nts.,
9/15/14(1)                                                       715,000          647,933
Cognis GmbH, 2.257% Sr. Sec. Bonds, 9/15/13(1,10)              1,450,000        1,442,750
LightPoint CLO Ltd. VII, 4.388% Collateralized Loan
Obligations Sub. Deferrable Nts., Series 2007-7A, Cl. D,
5/15/21(1,10)                                                  4,500,000        2,160,000
NXP BV/NXP Funding LLC, 3.053% Sr. Sec. Nts., 10/15/13(1)     14,330,000       13,738,888
Reader's Digest Association, Inc., 9.50% Sr. Sec. Nts.,
2/15/17(1,8)                                                   9,010,000        9,280,300
Verso Paper Holdings LLC, 3.999% Sr. Sec. Nts., Series
B, 8/1/14(1)                                                   8,177,500        7,482,413
Wellman, Inc., 5% Cv. Nts., 1/30/19(2)                         3,549,310        1,959,569
Western Refining, Inc., 10.75% Sr. Sec. Nts.,
6/15/14(1,8)                                                   3,115,000        2,943,675
                                                                           --------------
Total Corporate Bonds and Notes (Cost $63,144,993)                             49,362,628
                                                                           --------------

                                                               Shares
                                                            ------------
PREFERRED STOCKS--0.0%
Alpha Media Group, Inc., Preferred(3,5) (Cost $0)                  1,145               --
                                                                           --------------
COMMON STOCKS--0.2%
Alpha Media Group, Inc. (3,5)                                      8,587               --
Champion Opco LLC (3)                                            183,994          121,436
Levlad LLC (3)                                                    40,755          998,485
Sleep Innovations, Inc., Cl. 2 (3)                                28,602               --
Sleep Innovations, Inc., Cl. 4 (3)                                 4,275               --
Star Tribune Holdings Corp. (3)                                   39,111          977,775
Turtle Bay Holding Co. LLC (3)                                   324,258          445,854
United Subcontractors, Inc. (3)                                   39,690        1,012,085
Wellman, Inc. (3)                                                  3,371               --
                                                                           --------------
Total Common Stocks (Cost $6,874,907)                                           3,555,635
                                                                           --------------

                                                                Units
                                                            ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.6%
Champion Opco LLC Wts., Strike Price $0.000001, Exp.
1/27/20(3)                                                        67,016               --
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp.
12/18/16(3)                                                       35,695       10,708,500
                                                                           --------------
Total Rights, Warrants and Certificates (Cost $9,637,650)                      10,708,500
                                                                           --------------

                                                               Shares
                                                            ------------
INVESTMENT COMPANY--8.1%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.18%(5,9) (Cost $137,876,167)                               137,876,167      137,876,167
                                                                           --------------


                   13 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

                                                                                VALUE
                                                                           --------------
TOTAL INVESTMENTS, AT VALUE (COST $1,808,055,728)                  103.5%  $1,759,162,349
Liabilities in Excess of Other Assets                               (3.5)     (60,068,539)
                                                            ------------   --------------
Net Assets                                                         100.0%  $1,699,093,810
                                                            ============   ==============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Issue is in default. See accompanying Notes.

(3.) Non-income producing security.

(4.) Interest or dividend is paid-in-kind, when applicable.

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        PRINCIPAL                                     PRINCIPAL
                                                      AMOUNT/SHARES      GROSS          GROSS       AMOUNT/SHARES
                                                      JULY 31, 2009    ADDITIONS      REDUCTIONS   APRIL 30, 2010
                                                      -------------   -----------    -----------   --------------
Alpha Media Group, Inc.                                         --          8,587(a)          --           8,587
Alpha Media Group, Inc., Preferred                              --          1,145(a)          --           1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.24%, 5/15/13                            --     17,441,574             --      17,441,574
Oppenheimer Institutional Money Market Fund, Cl. E     125,564,811    937,315,405    925,004,049     137,876,167

                                                              VALUE          INCOME
                                                           ------------   ------------
Alpha Media Group, Inc.                                    $         --   $         --
Alpha Media Group, Inc., Preferred                                   --             --
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 6.24%, 5/15/13                               8,284,748        731,013(b)
Oppenheimer Institutional Money Market Fund, Cl. E          137,876,167        125,336
                                                           ------------   ------------
                                                           $146,160,915   $    856,349
                                                           ============   ============

(a.) All or a portion is the result of a corporate action.

(b.) All or portion of the transactions were the result of non-cash dividends.

(6.) Subject to a forbearance agreement. Rate shown is current rate. See accompanying Notes.

(7.) Interest rate is less than 0.0005%.

(8.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,223,975 or 0.72% of the Fund's net assets as of April 30, 2010.

(9.) Rate shown is the 7-day yield as of April 30, 2010.

(10.) Restricted security. The aggregate value of restricted securities as of April 30, 2010 was $3,602,750, which represents 0.21% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                              ACQUISITION                              UNREALIZED
SECURITY                                          DATE         COST         VALUE     DEPRECIATION
--------                                      -----------   ----------   ----------   ------------
Cognis GmbH, 2.257% Sr. Sec. Bonds, 9/15/13      5/8/07     $1,450,000   $1,442,750    $    7,250
LightPoint CLO Ltd. VII, 4.388%
Collateralized Loan Obligations Sub.
Deferrable Nts., Series 2007-7A, Cl. D,
5/15/21                                         6/19/07      4,157,070    2,160,000     1,997,070
                                                            ----------   ----------    ----------
                                                            $5,607,070   $3,602,750    $2,004,320
                                                            ==========   ==========    ==========


                   14 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of April 30, 2010 based on valuation input level:

                                                        LEVEL 2--         LEVEL 3--
                                      LEVEL 1--           OTHER          SIGNIFICANT
                                      UNADJUSTED       SIGNIFICANT      UNOBSERVABLE
                                    QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                    -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Loans                      $         --     $1,552,397,340     $  300,250    $1,552,697,590
Loan Participations                            --          4,961,829             --         4,961,829
Corporate Bonds and Notes                      --         45,243,059      4,119,569        49,362,628
Preferred Stocks                               --                 --             --                --
Common Stocks                                  --          3,434,199        121,436         3,555,635
Rights, Warrants and Certificates              --         10,708,500             --        10,708,500
Investment Company                    137,876,167                 --             --       137,876,167
                                     ------------     --------------     ----------    --------------
Total Assets                         $137,876,167     $1,616,744,927     $4,541,255    $1,759,162,349
                                     ------------     --------------     ----------    --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's


                   15 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair


                   16 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of April 30, 2010, securities with an aggregate market value of $1,557,659,419, representing 91.68% of the Fund's net assets were comprised of Senior Loans.

SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund's investments in senior loans are subject to risk of default. The Fund's investments in senior loans are subject to risk of default. Information concerning securities in default as of April 30, 2010 were as follows:

Cost                                $170,263,379
Market Value                        $ 97,422,556
Market Value as a % of Net Assets           5.73%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of April 30, 2010, securities with an aggregate market value of $27,097,476, representing 1.59% of the Fund's net assets, were subject to these forbearance agreements. Interest and principal payments are owed to the Fund under these agreements in the amount of $0.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may


                   17 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.


                   18 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon


                   19 | Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS April 30, 2010 (Unaudited)

     exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of April 30, 2010, the Fund had no such credit default swaps outstanding.

LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $15,535,187 at April 30, 2010. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At April 30, 2010, these commitments have a market value of $15,856,703 and have been included as Corporate Loans in the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,816,444,382
                                 ==============
Gross unrealized appreciation    $   73,028,703
Gross unrealized depreciation      (130,310,736)
                                 --------------
Net unrealized depreciation      $  (57,282,033)
                                 ==============


                   20 | Oppenheimer Senior Floating Rate Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 06/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 06/07/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 06/07/2010